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                                  EXHIBIT 10.2
                       CONSENT OF DECHERT PRICE & RHOADS
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

477 Madison Ave                                  LAW OFFICE OF                                   TEN POST OFFICE SQUARE,
NEW YORK, NY 10022-5891                                                                          SOUTH
(212) 326-3500                              DECHERT PRICE & RHOADS                               BOSTON, MA 02109-4603
                                              1500 K STREET, N.W.                               (617) 728-7100
4000 BELL ATLANTIC TOWER                    WASHINGTON, DC 20005-1208
1717 ARCH STREET                            TELEPHONE: (202) 626-3300                            PRINCETON PIKE CORP. CNTR.
PHILADELPHIA, PA 19103-2793                    FAX: (202) 626-3334                               P.O. BOX 5218
(215) 994-4000                                                                                   PRINCETON, NJ 08543-85218
                                                                                                 (609) 520-3200

THIRTY NORTH THIRD STREET                                                                        65 AVENUE LOUISE
HARRISBURG, PA 17101-1603                                                                        1050 BRUSSELS, BELGIUM
(717) 237-2000                                                                                   (32-2) 535-5411

                                                                                                 TITMUSS SANIER DECHERT
                                                                                                 2 SERJEANTS' INN
                                                                                                 LONDON EC4Y 1LT, ENGLAND
                                                                                                 (44-171) 583-5353

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                                                              September 12, 1994

Board of Directors
American United Life Insurance Company
One American Square
Indianapolis, Indiana 46204

Re: AUL American Individual Unit Trust, SEC File No. 33-79562

Dear Sirs:

We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus comprising a part of the above referenced Registration Statement.

                                     Very truly yours,

                                     /s/ Dechert Price & Rhoads
                                     Dechert Price & Rhoads